# SofPulse® Overview


SofPulse®
Targeted Pulsed ElectroMagnetic Field

Endonovo Therapeutics

# Disclosure & Forward Looking

**THE INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND IS INTENDED ONLY FOR THE USE OF THE PERSON TO WHOM IT IS TRANSMITTED BY ENDONOVO THERAPEUTICS. NEITHER THIS PRESENTATION NOR ANY PART OF IT MAY BE COPIED, DISCLOSED OR TRANSFERRED WITHOUT EXPRESS WRITTEN CONSENT OF ENDONOVO THERAPEUTICS.**

All statements, trends, analysis, and other information contained in this presentation including words such as "anticipate," "believe," "plan," estimate," "expect," and "intend" and other similar expressions of opinion, constitute forward-looking statements. These forward-looking statements are subject to business and economic risks, and Endonovo's actual results of operations may differ materially from those contained in the forward-looking statements.

In addition, the statements contained herein reflect Endonovo's expectations as of the date of this presentation. Endonovo anticipates that subsequent events and developments may cause Endonovo's expectations and beliefs to change. However, while Endonovo may elect to update these forward-looking statements at some point in time, Endonovo specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as a representation of Endonovo's views or expectations as of any date after the date of this presentation.

# Endonovo Overview

- Endonovo Therapeutics (to renew from within) is an innovative biotechnology company developing a bioelectronic approach to regenerative medicine
- Purchased IP from Ivivi in 2017
- Publicly traded: OTCQB: ENDV
- Portfolio addresses wound healing, pain, post-surgical pain and edema, cardiovascular disease, chronic kidney disease, and Central Nervous System (CNS) Disorders, including traumatic brain injury (TBI), acute concussions, post-concussion syndrome and multiple sclerosis
- Endonovo Therapeutics, Inc.
  6320 Canoga Avenue, 15th Floor
  Woodland Hills, CA 91367
  www.endonovo.com

Endonovo Therapeutics

# The Opioid Crisis

Between 1999 and 2017, deaths from prescription opioid overdoses increased by 5-fold,[1] and in 2017, accounted for over 35% of all opioid-related deaths.[2]

**51M**
ANNUAL OPERATIVE PROCEDURES[3]

**22M**
ANNUAL SURGICAL PROCEDURES[4]

**2M**
PEOPLE WITH AN OPIOID USE DISORDER[5]

**80%**
PEOPLE USING HEROIN FIRST MISUSED PRESCRIPTION OPIOIDS[6]

## IN 2017 ALONE...

- **191 million** opioid prescriptions[7]
- **11.4 million** people misused prescription opioids[5]
- **47,000+ deaths** attributed to opioids[1]

The annual cost of treating opioid addiction and overdose—from both prescription and illicit use—has increased by more than eight-fold since 2004, from $0.3 billion dollars to $2.6 billion in 2016.[8]

**1.** https://www.cdc.gov/drugoverdose/data/index.html. Accessed June 27, 2019. **2.** Scholl L, Seth P, Kariisa M, Wilson N, Baldwin G. Drug and Opioid-Involved Overdose Deaths – United States, 2013-2017. Morb Mortal Wkly Rep. ePub: 21 December 2018. **3.** NQF-Endorsed Measures for Surgical Procedures, 2015-2017. **4.** www.hcup-us.ahrq.gov/reports/statbriefs/sb223-Ambulatory-Inpatient-Surgeries-2014.pdf. **5.** 2017 National Survey on Drug Use and Health, Mortality in the United States, 2016. **6.** Muhuri PK, Gfroerer JC, Davies MC. Associations of Nonmedical Pain Reliever Use and Initiation of Heroin Use in the United States. https://www.samhsa.gov/data/sites/default/files/DR006/DR006/nonmedical-pain-reliever-use-2013.htm **7.** https://www.cdc.gov/drugoverdose/maps/rxrate-maps.html. Accessed June 27, 2019. **8.** https://www.kff.org/health-costs/press-release/analysis-cost-of-treating-opioid-addiction-rose-rapidly-for-large-employers-as-the-number-of-prescriptions-has-declined/

# Reducing Use of Narcotics and NSAIDS

- **Side effects of narcotics are:**
  - Reduced mental status makes participating in care plan difficult for the patient
  - Constipation must be treated with other medications and treatments like enemas
  - Reduced mobility leading to possible respiratory, renal, cardiovascular, and skin complications
  - Possible drug dependence increases cost to the system
  - Drugs themselves and their administration systems are expensive
  - Studies show that they can impede healing*
- **Side effects of NSAIDS are:**
  - Gastrointestinal
  - Cardiovascular: American Heart Association issued a warning to all patients with ANY risk of CV problems to try all non-drug means to relieve pain to avoid possible complications



1. https://www.planagainstpain.com/wp-content/uploads/2019/06/ChoicesMatter_Report_2018.pdf

# The SofPulse® Solution


Wound treatment
electromagnetic waves
See our video at:
www.getsofpulse.com

# Effective Postop Relief Has Come Full Circle



SofPulse® is an FDA-cleared non-opioid postoperative option that is clinically proven to relieve pain and reduce edema.[1]

**Its proprietary technology delivers targeted Pulsed Electromagnetic Field Therapy (tPEMF) to injured tissues, activating the body's innate healing mechanism and promoting postoperative recovery on a cellular level.[1]**

**By Prescription only: Treatment must be ordered by physicians**

1. Rohde C, Chiang A, Adipoju O, Casper D, Pilla AA. Effects of pulsed electromagnetic fields on interleukin-1 beta and postoperative pain: a double-blind, placebo-controlled, pilot study in breast reduction patients. *Plast Reconstr Surg.* 2010;125(6):1620-9.

# Effective Postop Relief Has Come Full Circle

## EFFECTIVE[1]

SofPulse® has demonstrated outstanding clinical results in postoperative pain, edema, and opioid use:

**2.2X**
POSTOP USE OF NARCOTICS at 48 hours

**300%**
MEAN PAIN SCORES at 5 hours*

**275%**
INFLAMMATION AND SWELLING at 18 hours

## SAFE[2]

- Electric field emitted is 1,000 times lower than that of a mobile phone
- Nonpharmacologic—no potential for overdose or dependency
- Noninvasive and safe for use with other pain treatments

## SIMPLE[2]

- Single-use patient device applied directly after surgery
- Lightweight, wearable, and disposable
- Pre-programmed to deliver up to eight days of therapy

*In a randomized placebo-controlled study on SofPulse®, postoperative mean pain scores were reduced by 300% which clinically relates to pain and the need for medication decrease of nearly three times faster than sham.

**1.** Rohde C, Chiang A, Adipoju O, Casper D, Pilla AA Effects of pulsed electromagnetic fields on interleukin-1 beta and postoperative pain: a double-blind, placebo-controlled, pilot study in breast reduction patients. *Plast Reconstr Surg.* 2010;125(6):1620-9. **2.** SofPulse Electroceutical™ Therapy [User Manual]. Endonovo Therapeutics.

# SofPulse® Applicator

- Application area = 7.5 inch diameter of ring
- Treatment depth = 5 inches


ON/OFF button
Therapy applicator (7.5" in diameter)
Lights that flash during therapy
Embedded signal generator, processor and batteries

- The electric fields transmitted into tissues and cells are 1,000 times LESS power than a mobile phone

- Easy to use
- Battery operated
- Lightweight & portable
- Provides 100 +/- treatments
- Each treatment = 15 minutes
- Can be used manually or in pre-programmed mode that delivers therapy automatically
- Pre-programmed mode delivers 15 minutes of therapy every two hours = eight days of continuous therapy
- Disposable

# Mechanism of Action

## Millions of micro-pulses. One solution.



Clinical studies have shown that SofPulse® reduces Interleukin 1-β by 275%, speeding up and enhancing the recovery process.[1] The proprietary tPEMF signal activates the nitric oxide cascade, a key anti-inflammatory and cellular pathway. The SofPulse® PEMF signal has been purposely configured to deliver the largest effective dose to the nitric oxide cascade.

## tPEMF Accelerates the Anti-Inflammatory Response

TRIGGERS THE RELEASE OF NITRIC OXIDE



Increases blood and lymph flow, reducing pain and edema

DRIVES GROWTH FACTOR PRODUCTION



Leads to angiogenesis, collagen/granulation, and remodeling

1. Rohde C, Chiang A, Adipoju O, Casper D, Pilla AA Effects of pulsed electromagnetic fields on interleukin-1 beta and postoperative pain: a double-blind, placebo-controlled, pilot study in breast reduction patients. *Plast Reconstr Surg.* 2010;125(6):1620-9.

# SofPulse® Clinical Evidence

**Effects of Pulsed Electromagnetic Fields on Postoperative Pain: A Double-Blind Randomized Pilot Study in Breast Augmentation Patients.**
**Authors:** Per Heden, Pilla AA.
**Citation:** Aesth Plast Surg. 2008;32:660-666.

**Effects of pulsed electromagnetic fields on interleukin-1 beta and postoperative pain: a double-blind, placebo-controlled, pilot study in breast reduction patients.**
**Authors:** Rohde C, Chiang A, Adipoju O, Casper D, Pilla AA.
**Citation:** Plast Reconstr Surg. 2010;125(6):1620-9.

**Pulsed Electromagnetic Fields Reduce Postoperative Interleukin-1β, Pain, and Inflammation: A Double-Blind, Placebo-Controlled Study in TRAM Flap Breast Reconstruction Patients.**
**Authors:** Rohde C, Taylor EM, Alonsa A, Ascherman JA, Hardy KL, Pilla AA.
**Citation:** Plast Reconstr Surg. 2015;135:808e-817e.

**Pulsed electromagnetic fields dosing impacts postoperative pain in breast reduction patients.**
**Authors:** Taylor EM, Hardy KL, Alonso A, Pilla AA, Rohde CH.
**Citation:** J Surg Res. 2014;193(1):504-510.

# SofPulse® Clinical Evidence

## SofPulse® in Breast Augmentation Procedures[1]

### Background

A double-blind, randomized, placebo-controlled pilot study was undertaken to evaluate the effect of tPEMF transmitted by SofPulse® on postoperative pain following breast augmentation procedures.

### Methods

- 42 females undergoing breast augmentation were separated into cohorts receiving active, sham, or contralateral PEMF/sham therapy
- Postoperative pain data were obtained using a visual analog scale (VAS)
- Pain recordings were obtained twice daily through postoperative day (POD) 7
- Postoperative analgesic medication use was also monitored through POD 7

### Results

Breast augmentation patients treated postoperatively with SofPulse® experienced significant decreases in both postoperative pain and pain medication use:

- 270% reduction in mean pain scores by POD 3 ($p < 0.001$)
- 290% faster reduction in patient use of pain medication by POD 3 ($p < 0.001$)

1. Heden P, Pilla AA. Effects of Pulsed Electromagnetic Fields on Postoperative Pain: A Double-Blind Randomized Pilot Study in Breast Augmentation Patients. *Aesth Plast Surg.* 2008;32:660-666.

# SofPulse® Clinical Evidence

## SofPulse® in Breast Reduction Procedures[1]

### Background

A double-blind, randomized, placebo-controlled study was conducted to examine the effect of tPEMF transmitted by SofPulse® on postsurgical pain and cytokine and growth factor concentrations in wound exudates following breast reduction procedures.

### Methods

- 24 females undergoing breast reduction received active or sham tPEMF therapy
- Postoperative pain levels were obtained using a visual analog scale (VAS)
- Postoperative analgesic medication use was also monitored
- Wound exudate volume was recorded and analyzed for cytokine and growth factor levels

### Results

Patients who received SofPulse® experienced significant reductions in postoperative pain and narcotic use:

- 57% decrease in mean pain scores at 1 hour ($p < 0.01$)
- 300% reduction in mean pain scores 5 hours postsurgery
- 2.2 fold reduction in narcotic use ($p = 0.002$)
- 275% reduction in mean interleukin-1β concentration in wound exudates ($p < 0.001$)

**Interleukin 1-β:** A highly active pro-inflammatory cytokine; reduction and/or blocking has been shown to reduce chronic inflammation and a number of systemic inflammatory diseases

1. Rohde C, Chiang A, Adipoju O, Casper D, Pilla AA Effects of pulsed electromagnetic fields on interleukin-1 beta and postoperative pain: a double-blind, placebo-controlled, pilot study in breast reduction patients. *Plast Reconstr Surg.* 2010;125(6):1620-9.

# SofPulse® Clinical Evidence

## SofPulse® in TRAM Flap Breast Reconstruction Procedures[1]

### Background

A double-blind, randomized, placebo-controlled study examined the effect of pulsed electromagnetic field therapy on postoperative pain, inflammation, and narcotic pain medication requirements in patients undergoing unilateral transverse rectus abdominis myocutaneous (TRAM) flap breast reconstruction.

### Methods

- 32 females undergoing unilateral TRAM flap breast reconstruction received active or sham tPEMF therapy
- Postoperative pain data were obtained using a visual analog scale (VAS)
- Postoperative analgesic medication use was monitored
- Wound exudate volume was recorded and analyzed for interleukin-1β

### Results

SofPulse® significantly reduced postoperative pain, inflammation, and narcotic pain medication use following TRAM flap breast reconstruction procedures:

- Nearly 4-fold faster overall rate of pain decrease ($p < 0.001$)
- ~2-fold lower mean pain scores at 5 hours ($p < 0.01$)
- 2-fold reduction in narcotic use ($p < 0.01$)
- 2-fold lower wound exudate volume ($p < 0.01$)
- Nearly 5-fold lower mean interleukin-1β concentration in wound exudates at 24 hours ($p < 0.001$)

1. Rohde C, Taylor EM, Alonsa A, Ascherman JA, Hardy KL, Pilla AA. Pulsed Electromagnetic Fields Reduce Postoperative Interleukin-1β, Pain, and Inflammation: A Double-Blind, Placebo-Controlled Study in TRAM Flap Breast Reconstruction Patients. *Plast Reconstr Surg.* 2015;135:808e-817e.

# SofPulse® Clinical Evidence

## SofPulse® in Breast Reduction Procedures[1]

### Background

This prospective study was conducted to determine the effect of tPEMF dosing frequency on postoperative pain reduction following breast reduction procedures. The study added two active (non-randomized) cohorts to a previous randomized double-blind placebo-controlled study. In the original study, tPEMF was applied for 20 minutes every 4 hours (Q4).

### Methods

- Q2 cohort: 15 minutes of tPEMF therapy delivered every 2 hours
- 5/20 cohort: 5 minutes of tPEMF therapy delivered every 20 minutes
- Postoperative pain levels were obtained using a visual analog scale (VAS)
- Postoperative analgesic medication use was also monitored
- Results from the Q2 and 5/20 cohorts were compared with those from the Q4 and sham cohorts of the previous study

### Results

tPEMF therapy effectiveness on postoperative pain and narcotic use was found to be dependent on the dosing regimen:

- Q2 and Q4 tPEMF cohorts experienced accelerated pain reduction and reduced narcotic use compared to 5/20 and Q4 sham cohorts
  - Approximately 3-fold decrease in VAS scores ($p < 0.01$) at 24 hours
  - 2-fold reduction in narcotic use ($p < 0.02$)
- No significant differences between Q2 and Q4 tPEMF cohorts
- No significant differences between 5/20 tPEMF and historical Q4 sham cohort

1. Taylor EM, Hardy KL, Alonso A, Pilla AA, Rohde CH. Pulsed electromagnetic fields dosing impacts postoperative pain in breast reduction patients. *J Surg Res.* 2014;193(1):504-510.

# SofPulse® Competitive Overview

## PAIN RELIEF + REDUCED EDEMA – OPIOIDS = SOFPULSE®

SofPulse® is a nonpharmacologic pain solution clinically proven to reduce postoperative pain and edema.[1] Additionally, SofPulse® has been shown to reduce the use of narcotic analgesics and speed recovery.[1]


Exparel3
On-Q4
Ofirmev5
SofPulse®2
Postoperative pain
Edema

## MORE TREATMENT FOR LESS

With up to 8 days of treatments, SofPulse® may provide significant cost-savings per procedure compared to other postoperative pain options.[1,2]


Treatment Duration
Postoperative Pain Solutions
SofPulse®2
On-Q4
Exparel6
Ofirmev7
0
2
4
6
8
Time (Days)

**1.** Rohde C, Chiang A, Adipoju O, Casper D, Pilla AA Effects of pulsed electromagnetic fields on interleukin-1 beta and postoperative pain: a double-blind, placebo-controlled, pilot study in breast reduction patients. *Plast Reconstr Surg.* 2010;125(6):1620-9. **2.** SofPulse Electroceutical™ Therapy [User Manual]. Endonovo Therapeutics. **3.** Exparel [Prescribing Information]. Pacira Pharmaceuticals, Inc. **4.** On-Q Pain Relief System [Instructions for Use]. Halyard Health, Inc. **5.** Ofirmev [Prescribing Information]. Mallinckrodt Pharmaceuticals. **6.** Mont MA, Beaver WB, Dysart SH, Barrington JW, Del Gaizo DJ. Local Infiltration Analgesia With Liposomal Bupivacaine Improves Pain Scores and Reduces Opioid Use After Total Knee Arthroplasty: Results of a Randomized Controlled Trial. *J Arthoplasty.* 2018;33(1):90-96. **7.** Wininger SJ, Miller H, Minkowitz HS, et al. A randomized, double-blind, placebo-controlled, multicenter, repeat-dose study of two intravenous acetaminophen dosing regimens for the treatment of pain after abdominal laparoscopic surgery. *Clin Ther.* 2010;32(14)2348-69.

# SofPulse® Feedback



*"Patients are excited to have other options post-surgery to avoid the potential harmful and additive properties of narcotics"*

Dr. Roc McCarthy
Urological Surgeon
Chair of Robotics Committee
NHRMC

# SofPulse® Feedback



*""Electroceutical® therapeutic devices are a fascinating frontier of pain management, and Endonovo's SofPulse® approaches the industry in a safe manner while fighting the opioid epidemic head on. There is a major need for therapeutics that improve the post-operative pain management process, so I am pleased to join a team that has connected novel science with patient need so clearly."*

Dr. Samir Awad, M.D., M.P.H., FACS
Operative Care Line Executive & Chief of Surgery
Medical Director Surgical Intensive Care Unit
Michael E. DeBakey VA Medical Center

Professor and Vice-Chair for Surgical Quality and Safety & Chief, Section of Surgical Critical Care Surgery
Baylor College of Medicine

# SofPulse® Feedback



*"I am excited to collaborate with the team at Endonovo Therapeutics. Endonovo's goal of targeting pain management has produced an encouraging level of acceptance of SofPulse® among the medical community in such a short period of time."*

Dr. Geoffrey Abrams
Assistant Professor of Orthopaedic Surgery
Stanford University Medical Center

# SofPulse® Feedback



*"It is a great opportunity to participate in developing Endonovo's promising fight to support pain management and healing in a natural and holistic way. I look forward to helping guide Endonovo's breakthrough treatments and fight against the opioid crisis as a member of the scientific advisory board."*

Dr. Steven Levin
Anesthesiologist
Johns Hopkins Medicine

# SofPulse® Feedback



*"This device that has the most solid science behind it of all of the devices  I have seen come through our lab. The clinical success I have had with patients is unsurpassed."*

Dr. Nev Zubcevik
Chief Medical Officer, Endonovo Therapeutics
Physical Medicine and Rehabilitation Specialist
Harvard Medical School

# Simple Application and Treatment



- SofPulse® is designed to be worn continuously during the 8-day treatment period
- SofPulse® may be removed for short periods of time for dressing changes or washing after which, it should be re-secured to the body
- Tape or otherwise secure the SofPulse® applicator loop over the dressing on the desired treatment area
- SofPulse® can be affixed to any orthopedic brace, wrap, sling, or splint
- 5" treatment depth is effective through dressings, casts, and clothes

# Simple Application and Treatment



CHEST



BREAST



SPINE (NECK/BACK)



ABDOMEN



SHOULDER



KNEE



HIP



ANKLE

With broad usage in a variety of surgical specialties, SofPulse® should be fixed into position over the surgical wound dressing.

# Use in Surgical Specialties



SofPulse® may be used in a variety of clinical specialties, including:

- Bariatric
- Burns
- Cardiac/Thoracic
- Foot & Ankle
- General Surgery
- GYN
- Plastic Surgery
- Podiatry
- Ortho
- Spine
- Urology
- Vascular

# Current Studies



SofPulse® is being currently studied in the following clinical trials:

- Effect of Pulsed Electromagnetic Field Therapy on Pain After Cesarean Delivery
  https://clinicaltrials.gov/ct2/show/NCT02365753?term=sofpulse&draw=2&rank=3
- Pulsed Electromagnetic Field (PEMF) Therapy for Post-operative Pain Following Orthopedic Surgery
  https://clinicaltrials.gov/ct2/show/NCT04109638?term=sofpulse&draw=2&rank=5
- PEMF and PEC Blocks in Mastectomy Reconstruction Patients
  https://clinicaltrials.gov/ct2/show/NCT03360214?term=sofpulse&draw=2&rank=7
- NSI Pulsed Electromagnetic Field (PEMF) Biomarker Study
  https://clinicaltrials.gov/ct2/show/NCT03654014?term=sofpulse&draw=2&rank=1

# Recently in the News

**WECT Channel 6, Wilmington, North Carolina**

**November 4, 2019**

**Medical device lowers opioid prescriptions at NHRMC**

https://www.wect.com/2019/11/05/medical-device-lowers-opioid-prescriptions-nhrmc/


ON/OFF button
Lights that flash during therapy
Embedded signal generator, processor and batteries

# THANK YOU!